July 1, 2002


                         AVE MARIA CATHOLIC VALUES FUND
                     (A SERIES OF SCHWARTZ INVESTMENT TRUST)

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002

     George P. Schwartz, CFA, President of Schwartz Investment Counsel, Inc. (the "Adviser"), has assumed day-to-day portfolio management responsibility for the Ave Maria Catholic Values Fund, of which he has been President since the Fund's inception on May 1, 2001. Mr. Schwartz has also been the Portfolio Manager of the Schwartz Value Fund (and its predecessor) since its inception in 1984.

     The previous day-to-day Portfolio Manager of the Ave Maria Catholic Values Fund was Gregg D. Watkins, CFA, who left the employ of the Adviser on June 30, 2002 to pursue other interests. Mr. Watkins had worked under the supervision of Mr. Schwartz since Mr. Watkins joined the Adviser in 2000.